Goldman Sachs U.S. Financial Services Conference December 5, 2017 Exhibit 99.1

• Net income(2) increased 7% YTD and diluted EPS(2) increased 13% YTD • Net interest income and other financing income (FTE) increased 4% YTD • Net interest margin increased 18 bps YTD to 3.31% • Non-interest expenses decreased 2% YTD; and the efficiency ratio improved 135bps • Disciplined approach to credit continues to deliver positive results as we have experienced improvement in most credit metrics 2017 YTD Results(1) Results reflect continued execution of our strategic plan 2 Profitability (1) Through September 30, 2017 (2) From Continuing Operations Available to Common Balance Sheet and Capital Optimization • Remain committed to prudently growing loans while improving risk-adjusted returns • Continue to benefit from asset sensitive balance sheet and strong deposit franchise • Returned over $1 billion to shareholders YTD through dividends and share repurchases Focus on the Fundamentals • Grew checking accounts, households, credit cards, wealth management relationships, assets under management and consumer loans • Remain committed to offering superior service, as well as financial advice, guidance and education to help customers reach their financial goals • Received recognition from JD Power, Temkin and Greenwich along with the "Great Workplace" award from Gallup

Economic outlook for 2018 U.S. and Regions Footprint 3 Real GDP growth ~ 2.4% Improving global economic growth Improving labor market conditions • 2018 assumptions based on November 20, 2017 market forward interest rates • ~ Two Fed Funds increases through 2018 and an average 10-year UST rate of ~2.50% U.S. Economy Regions Footprint • Job and income growth should remain in line with U.S. averages; look for gradual reductions in the unemployment rate across the footprint • Florida, Texas, Georgia, the Carolinas, and Tennessee experiencing faster growth ◦ Growth opportunities in larger, more economically diverse metros such as Atlanta, Austin, Charlotte, Dallas, Miami, Nashville, and Tampa

Loan Outlook - Consumer Portfolio Continued steady growth Macro -Downside Regions - Upside 4 Industry Outlook Regions Strategy Regions 2018 Outlook • Health of the consumer remains strong • Low unemployment • Increasing household wealth • Home price appreciation • Debt service remains manageable • Mortgage growth slowed with increasing interest rates; new home purchases impacted by housing supply constraints • Continue to diversify portfolio by increasing non- real estate loans • Continued growth and expansion of point-of-sale loans • Continue to grow credit card balances • Create a fully digital loan experience • Opportunistic portfolio purchases • Excluding indirect vehicle, 2017 growth outperformed industry averages across most consumer categories - expect that to continue in 2018 • Historically outperform Mortgage Bankers Association (MBA) outlook on loan growth due to favorable purchase vs. refinance mix • Consumer credit card growth aided by recent launch of secured cards • Indirect point-of-sale lending through GreenSky expected to continue; opportunities for additional partnerships • Unsecured direct lending growth expected through Avant partnering at Regions.com and pre-approved offers through online banking • Indirect vehicle lending will continue to benefit from growth in our dealer financial services, offset by continued run-off in the third party portfolio

Loan Outlook - Business Portfolio Focused on prudent growth Macro -Downside Regions - Upside 5 Industry Outlook Regions Strategy Regions 2018 Outlook • Tax reform could provide relief to businesses waiting for clarity • Competition on pricing and terms as well as excess liquidity in the marketplace impede growth • Low capitalization rates driving real estate sales activity; Certain real estate lending categories bear watching for over development • Focus on client selectivity and risk-adjusted returns paying off • Have the right team in place; simplifying processes • Sustainable and predictable financial performance through appropriate capital allocation and returns and sound credit quality • Expected losses from originations (2014 - current) are significantly better than historical levels • Momentum into 2018 as production and pipelines improved 2H17 • Specialized lending groups expected to drive growth • Reductions in energy and multi-family slowing; selectively adding new loans • Shared national credit recycling efforts nearing completion; improving returns • Term investor real estate product gaining traction • Elevated loan payoffs and pay downs experienced in 3Q17 have eased • Expanded digital platform team supporting small business • Piloting predictive analytics tools to improve effectiveness and efficiency

$57 $8 $28 $3 3Q17 vs. 3Q15 Change in Deposit Costs(2) Other Segment Deposit advantage Deposits by Customer Type(1) (Retail vs. Business) • Retail deposits consist of consumer and private wealth accounts and represent 67% of total deposits • Business deposits consist of corporate, institutional and other accounts and represent 33% of total deposits • 38% of total average 3Q17 deposits are non-interest bearing deposits • Approximately 43% of our consumer low-cost deposit dollars have been customers for over 10 years • Deposit MSA stratification ◦ ~50% of deposits <1M people ◦ ~35% of deposits <500K people • Cumulative deposit beta of 11% from 3Q15 to 3Q17 • Low loan-to-deposit ratio of 81% at 3Q17 6 Consumer Segment Private Wealth* Corporate Segment Institutional Trust* $1 * Private Wealth and Institutional Trust deposits are combined into the Wealth Management Segment. (1) Average Balances (2) Source: SNL Financial 3Q17, ($ in billions) Expected to continue Peer #1 Peer #2 Peer #3 Peer #4 RF Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 1bps 3bps 6bps 6bps 9bps 10bps 11bps 13bps 13bps 14bps 18bps 19bps 20bps 24bps 0bps

7 Making it easier for customers to do business with us Why: • Industry undergoing a transformational change • Meeting customers' growing demand for an easier, faster, and more convenient way to conduct financial business How: • Remove internal silos and reduce friction • Simplify tasks that don't contribute to excellent customer experiences • Giving us the financial flexibility and capacity to invest in areas for growth Goal: • Achieve sustainable, long-term growth • Become more efficient and effective in our service delivery model as well as the products we offer • Appeal to the next generation of customer • Become easier to do business with, faster and more efficient

Customer Journeys • Digitization • Loan process • Account opening • Streamline credit process; more digital; faster response • Making Banking Easier Revenue Growth • Faster launch of new initiatives • Advanced analytics to drive next best customer offers • Channel optimization • Digitization Organization Simplification • Spans and layers review • Organizational structure review • Streamline committees and decision making Efficiency Improvements • Robotics and artificial intelligence • Shared services • Branch and other facility consolidations • Outsourcing Simplify and Grow the Bank A three year journey 8 Engaged McKinsey & Company Initial efficiency and revenue review underway Details to be provided as they become known

Revenue and expense initiatives Leveraging 2017 successes to boost 2018 efficiency Non-Interest Income Initiatives Continue core account growth; 2017 YoY growth includes: – 1.2% YoY checking growth – 5% YoY Now banking account growth – 7.2% YoY active credit card growth – 13.9% YoY Wealth Management relationships Investments in Innovation – Wealth Management Platform – iTreasury Platform – Enhanced Mobile App with card controls (Lock-itSM) and facial recognition log-in – Fully digital consumer loan experience – Zelle roll out 2Q18 Continued enhancement of capital markets – Further integration of BlackArch Partners (M&A advisory services) – Continued growth of core capital markets product and services Contribution from First Sterling – Low-income housing tax credit syndicator; tax reform clarity should provide incremental revenue contribution Non-Interest Expense Initiatives Retail Network Strategy – ~10% decline of branches last two years – 4.5% YoY decline of square footage – Refinement of branch staffing model – Future branch consolidations planned Simplify and Grow the Bank – Optimized digital account openings – Universal digital loan applications – Imaging capabilities – Implementation of Agile methodology – Artificial intelligence / Robotics – eSignature – System consolidations 9

On target to meet long-term goals Remain on track 10 2016-2018

2018 expectations • Full-year average loans are expected to grow low single digits, excluding impact of third-party indirect-vehicle portfolio • Full-year average deposits are expected to grow low single digits, excluding collateralized wealth management deposits • Adjusted operating leverage of 3% - 5%* – Net interest income and other financing income growth of 3% - 5% – Adjusted non-interest income growth of 3% - 6%* – Adjusted non-interest expenses relatively stable* • Full-year adjusted efficiency ratio of <60%* • Effective income tax rate of 30% - 32%** • Net charge-offs of 35 - 50 bps 11 * The reconciliation with respect to these forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in our SEC filings. ** Excluding any tax reform

Managing for long-term performance Execution of Strategic Initiatives • Grow and diversify revenue • Disciplined expense management • Optimize and effectively deploy regulatory capital Asset Sensitivity Significant low-cost deposit funding base, accretive fixed- rate reinvestments Stable Asset Quality Broad-based credit metric improvements, ample reserves for hurricane and energy losses Capital Return Capital sufficient for organic growth, strategic opportunities, robust shareholder returns Efficiency Opportunities Identify and execute additional opportunities to reduce expenses through our Simplify and Grow the Bank initiative 12 Leverage Innovation Support execution of our strategic initiatives through implementation of new capabilities Opportunities to drive growth and efficiencies

Appendix 13

Forward-looking statements 14 This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The terms “Regions,” the “Company,” “we,” “us” and “our” mean Regions Financial Corporation, a Delaware corporation, and its subsidiaries when or where appropriate. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, adverse consequences related to tax reform, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

• Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives. • The success of our marketing efforts in attracting and retaining customers. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • The risks and uncertainties related to our acquisition and integration of other companies. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, malware, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation. • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results. • Other risks identified from time to time in reports that we file with the SEC. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551. Forward-looking statements continued 15

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